FRANCISCO V. AGUILAR
Secretary of State

GABRIEL DI CHIARA
Chief Deputy

STATE OF NEVADA

OFFICE OF THE
SECRETARY OF STATE

Commercial Recordings & Notary Division
202 N. Carson Street
Carson City, NV 89701
Telephone (775) 684-5708
Fax (775) 684-7138

North Las Vegas City Hall
2250 Las Vegas Blvd North, Suite 400
North Las Vegas, NV 89030
Telephone (702) 486-2880
Fax (702) 486-2888

Rhonda Keaveney
20801 N. 90th Place Unit 248
Scottsdale,, AZ 85255, USA

Work Order #: W2023041302188
April 13, 2023
Receipt Version: 1

Special Handling Instructions:

Submitter ID: 5450

Charges

Description	Fee Description	Filing Number	Filing Date/Time	Filing Status	Qty	Price	Amount
Certificate Pursuant to NRS 78.209	Fees	20233124027	4/13/2023 4:54:14 PM	InternalReview	1	$475.00	$475.00
Total							$475.00

Payments

Type	Description	Payment Status	Amount
Credit Card	6814300489806817203288	Success	$475.00
Total			$475.00

Credit Balance: $0.00

Rhonda Keaveney
20801 N. 90th Place Unit 248
Scottsdale,, AZ 85255, USA

STATE OF NEVADA

FRANCISCO V. AGUILAR
Secretary of State

GABRIEL DI CHIARA
Chief Deputy

OFFICE OF THE
SECRETARY OF STATE

Commercial Recordings Division
202 N. Carson Street
Carson City, NV 89701
Telephone (775) 684-5708
Fax (775) 684-7138

North Las Vegas City Hall
2250 Las Vegas Blvd North, Suite 400
North Las Vegas, NV 89030
Telephone (702) 486-2880
Fax (702) 486-2888

Business Entity - Filing Acknowledgement

04/13/2023

Work Order Item Number: W2023041302188 - 2840429
Filing Number: 20233124027
Filing Type: Certificate Pursuant to NRS 78.209
Filing Date/Time: 04/13/2023 16:54:14 PM
Filing Page(s): 1

Indexed Entity Information:

Entity ID: C27478-2004 **Entity Name:** LABWIRE INC
Entity Status: Active **Expiration Date:** None

Commercial Registered Agent
PREMIER LEGAL GROUP
1333 N BUFFALO DR STE 210, LAS VEGAS, NV 89128, USA

The attached document(s) were filed with the Nevada Secretary of State, Commercial Recording Division. The filing date and time have been affixed to each document, indicating the date and time of filing. A filing number is also affixed and can be used to reference this document in the future.

Respectfully,

FVAguilar

FRANCISCO V. AGUILAR
Secretary of State

FRANCISCO V. AGUILAR
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Filed in the Office of	Business Number C27478-2004
FVAguilar	Filing Number 20233124027
Secretary of State State Of Nevada	Filed On 04/13/2023 16:54:14 PM
	Number of Pages 1

Certificate of Change Pursuant to NRS 78.209

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

INSTRUCTIONS:

1. Enter the current name as on file with the Nevada Secretary of State and enter the Entity or Nevada Business Identification Number (NVID).
2. Indicate the current number of authorized shares and par value, if any, and each class or series before the change.
3. Indicate the number of authorized shares and par value, if any of each class or series after the change.
4. Indicate the change of the affected class or series of issued, if any, shares after the change in exchange for each issued share of the same class or series.
5. Indicate provisions, if any, regarding fractional shares that are affected by the change.
6. NRS required statement.
7. This section is optional. If an effective date and time is indicated the date must not be more than 90 days after the date on which the certificate is filed.
8. Must be signed by an Officer. Form will be returned if unsigned.

1. Entity Information:	Name of entity as on file with the Nevada Secretary of State: **LABWIRE INC** Entity or Nevada Business Identification Number (NVID): **NV20041619909**
2. Current Authorized Shares:	The current number of authorized shares and the par value, if any, of each class or series, if any, of shares before the change: **200,000,000 at par value of $.001**
3. Authorized Shares After Change:	The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change: **1,000,000,000 common shares at par value $.0001 1,000 Convertible Series A Preferred Stock at par value $.001**
4. Issuance:	The number of shares of each affected class or series, if any, to be issued after the change in exchange for each issued share of the same class or series:
5. Provisions:	The provisions, if any, for the issuance of fractional shares, or for the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share and the percentage of outstanding shares affected thereby:
6. Provisions:	The required approval of the stockholders has been obtained.
7. Effective Date and time: (Optional)	Date: Time: (must not be later than 90 days after the certificate is filed)
8. Signature: (Required)	X **Shin Hwang** — Signature of Officer; **Officer** — Title; **04/13/2023** — Date

This form must be accompanied by appropriate fees.
If necessary, additional pages may be attached to this form.

STATE OF NEVADA

FRANCISCO V. AGUILAR
Secretary of State

GABRIEL DI CHIARA
Chief Deputy

OFFICE OF THE SECRETARY OF STATE

Commercial Recordings & Notary Division
202 N. Carson Street
Carson City, NV 89701
Telephone (775) 684-5708
Fax (775) 684-7138

North Las Vegas City Hall
2250 Las Vegas Blvd North, Suite 400
North Las Vegas, NV 89030
Telephone (702) 486-2880
Fax (702) 486-2888

Jeff Turner
897 Baxter Dr
South Jordan, UT 84095, USA

Work Order #: W2023040401330
April 4, 2023
Receipt Version: 1

Special Handling Instructions:

Submitter ID: 145105

Charges

Description	Fee Description	Filing Number	Filing Date/Time	Filing Status	Qty	Price	Amount
Business Entity Filed Documents	Fees	20233081564	4/4/2023 11:41:06 AM	Approved	1	$66.00	$66.00
Total							$66.00

Payments

Type	Description	Payment Status	Amount
Credit Card	6806336594996511703088	Success	$66.00
Total			$66.00

Credit Balance: $0.00

Jeff Turner
897 Baxter Dr
South Jordan, UT 84095, USA

FRANCISCO V. AGUILAR
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Annual or Amended List and State Business License Application

☐ **ANNUAL** ☑ **AMENDED** (check one)

List of Officers, Managers, Members, General Partners, Managing Partners, Trustees or Subscribers:

LABWIRE INC
NAME OF ENTITY

NV20041619909
Entity or Nevada Business Identification Number (NVID)

TYPE OR PRINT ONLY - USE DARK INK ONLY - DO NOT HIGHLIGHT

IMPORTANT: *Read instructions before completing and returning this form.*

Please indicate the entity type (check only one):

☑ Corporation
☑ This corporation is publicly traded, the Central Index Key number is: **0001426567**

☐ Nonprofit Corporation (see nonprofit sections below)
☐ Limited-Liability Company
☐ Limited Partnership
☐ Limited-Liability Partnership
☐ Limited-Liability Limited Partnership
☐ Business Trust
☐ Corporation Sole

Filed in the Office of	Business Number C27478-2004
[signature]	Filing Number 20232939540
Secretary of State State Of Nevada	Filed On 02/07/2023 15:27:21 PM
	Number of Pages 2

Additional Officers, Managers, Members, General Partners, Managing Partners, Trustees or Subscribers, may be listed on a supplemental page.

CHECK ONLY IF APPLICABLE

Pursuant to NRS Chapter 76, this entity is exempt from the business license fee.
☐ 001 - Governmental Entity
☐ 006 - NRS 680B.020 Insurance Co, provide license or certificate of authority number

For nonprofit entities formed under NRS chapter 80: entities without 501(c) nonprofit designation are required to maintain a state business license, the fee is $200.00. Those claiming an exemption under 501(c) designation must indicate by checking box below.

☐ Pursuant to NRS Chapter 76, this entity is a 501(c) nonprofit entity and is exempt from the business license fee. Exemption Code 002

For nonprofit entities formed under NRS Chapter 81: entities which are Unit-owners' association or Religious, Charitable, fraternal or other organization that qualifies as a tax-exempt organization pursuant to 26 U.S.C $ 501(c) are excluded from the requirement to obtain a state business license. Please indicate below if this entity falls under one of these categories by marking the appropriate box. If the entity does not fall under either of these categories please submit $200.00 for the state business license.

☐ Unit-owners' Association ☐ Religious, charitable, fraternal or other organization that qualifies as a tax-exempt organization pursuant to 26 U.S.C. $501(c)

For nonprofit entities formed under NRS Chapter 82 and 80: **Charitable Solicitation Information - check applicable box**

Does the Organization intend to solicit charitable or tax deductible contributions?

☐ No - no additional form is required
☐ Yes - the "Charitable Solicitation Registration Statement" is required.
☐ The Organization claims exemption pursuant to NRS 82A 210 - the "Exemption From Charitable Solicitation Registration Statement" is required

****Failure to include the required statement form will result in rejection of the filing and could result in late fees.****

FRANCISCO V. AGUILAR
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Annual or Amended List and State Business License Application - Continued

Officers, Managers, Members, General Partners, Managing Partners, Trustees or Subscribers:

CORPORATION, INDICATE THE PRESIDENT:

Name	Country		
Shin Hwang	USA		
Address	**City**	**State**	**Zip/Postal Code**
11439 N 131st Way	Scottsdale	AZ	85259

CORPORATION, INDICATE THE DIRECTOR:

Name	Country		
Bob Welty	USA		
Address	**City**	**State**	**Zip/Postal Code**
290 Village Drive	Columbus	OH	43214

CORPORATION, INDICATE THE CEO:

Name	Country		
Shin Hwang	USA		
Address	**City**	**State**	**Zip/Postal Code**
11439 N 131st Way	Scottsdale	AZ	85259

CORPORATION, INDICATE THE TREASURER:

Name	Country		
Shin Hwang	USA		
Address	**City**	**State**	**Zip/Postal Code**
11439 N 131st Way	Scottsdale	AZ	85259

None of the officers and directors identified in the list of officers has been identified with the fraudulent intent of concealing the identity of any person or persons exercising the power or authority of an officer or director in furtherance of any unlawful conduct.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X Shin Hwang

Signature of Officer, Manager, Managing Member, General Partner, Managing Partner, Trustee, Subscriber, Member, Owner of Business, Partner or Authorized Signer *FORM WILL BE RETURNED IF UNSIGNED*

President
Title

02/07/2023
Date

(PROFIT) INITIAL/ANNUAL LIST OF OFFICERS, DIRECTORS AND STATE BUSINESS LICENSE APPLICATION OF:

LABWIRE INC

NAME OF CORPORATION

C27478-2004

ENTITY NUMBER

100101

FOR THE FILING PERIOD OF 2013 TO 2014. DUE BY 10/31/2013

USE BLACK INK ONLY - DO NOT HIGHLIGHT

YOU MAY FILE THIS FORM ONLINE AT www.nvsilverflume.gov

☐ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

Filed in the Office of	Business Number C27478-2004
[signature]	Filing Number 20130685128-26
Secretary of State	Filed On 10/21/2013
State Of Nevada	Number of Pages 1

IMPORTANT: Read instructions before completing and returning this form

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An Officer or other person authorized by the corporation must sign the form. FORM WILL BE RETURNED IF UNSIGNED.
2. If there are additional officers, attach a list of them to this form.
3. Return the complete form with the filing fee. Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State Business License fee is $200.00. Effective 2/1/2010, $100.00 must be added for failure for file form by deadline.
5. Make your check payable to the Secretary of State.
6. Ordering Copies: If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A copy fee of $2.00 per page is required for each additional copy generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

ABOVE SPACE IS FOR OFFICE USE ONLY

ANNUAL LIST FILING FEE: $175.00 LATE PENALTY: $75.00 BUSINESS LICENSE FEE: $200.00 LATE PENALTY: $100.00

CHECK ONLY IF APPLICABLE AND ENTER EXEMPTION CODE IN BOX BELOW

☐ Pursuant to NRS, this entity is exempt from the business license fee. Exemption Code: ____

NOTE: If claiming an exemption, a notorized Declaration of Eligibility form must be attached. Failure to attach the Declaration of Eligibility form will result in rejection, which could result in late fees.

☐ This corporation is a publicly traded corporation. The Central Index Key number is: ________

☑ This publicly traded corporation is not required to have a Central Index Key number.

NRS 76.020 Exemption Codes

001 - Governmental Entity

005 - Motion Picture Company

006 - NRS 680B.020 Insurance Co.

NAME / ADDRESS	TITLE(S)	CITY	ST	ZIP
DEXTER MORRIS / PO BOX 1246	PRESIDENT (OR EQUIVALENT OF)	BROOKSHIRE	TX	77423
DEXTER MORRIS / P O BOX 1246	SECRETARY (OR EQUIVALENT OF)	BROOKSHIRE	TX	77423
DEXTER MORRIS / P O BOX 1246	TREASURER (OR EQUIVALENT OF)	BROOKSHIRE	TX	77423
Dexter Morris / PO Box 1246	DIRECTOR	BROOKSHIRE	TX	77423

None of the officers or directors identified in the list of officers has been identified with the fraudulent intent of concealing the identity of any person or persons exercising the power or authority of an officer or director in furtherance of any unlawful conduct.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X [signature]

Signature of Officer or Other Authorized Signature

Title DIRECTOR

Date 10/7/13

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND REGISTERED AGENT AND STATE BUSINESS LICENSE APPLICATION OF:

LABWIRE INC

NAME OF CORPORATION

C27478-2004

FILE NUMBER

Filed in the Office of	Business Number C27478-2004
	Filing Number 20120812455-70
Secretary of State	Filed On 11/29/2012
State Of Nevada	Number of Pages 1

FOR THE FILING PERIOD OF 2012 TO 2013. DUE BY 10/31/2012
File list with the NEVADA SECRETARY OF STATE

*** YOU MAY FILE THIS FORM ONLINE AT www.nvsos.gov ***

The entity's duly appointed agent in the state of NEVADA upon whom process can be served is:

PARACORP INCORPORATED

318 N CARSON ST #208

CARSON CITY NV 89701

ABOVE SPACE IS FOR OFFICE USE ONLY

[X] Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

IMPORTANT: Read instructions before completing and returning this form

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An Officer must sign the form. FORM WILL BE RETURNED IF UNSIGNED. USE BLACK INK ONLY - DO NOT HIGHLIGHT
2. If there are additional officers, attach a list of them to this form.
3. Return the completed form with the filing fee. Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State Business License fee is $200.00. Effective 2/1/2010, $100.00 must be added for failure for file form by deadline.
5. Make your check payable to the Secretary of State.
6. Ordering Copies: If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A copy fee of $2.00 per page is required for each additional copy generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

CHECK ONLY IF APPLICABLE AND ENTER EXEMPTION CODE IN BOX BELOW

☐ Pursuant to NRS, this entity is exempt from the business license fee. Exemption Code: ____

NOTE: If claiming an exemption, a notorized Declaration of Eligibility form must be attached. Failure to attach the Declaration of Eligibility form will result in rejection, which could result in late fees.

☐ This corporation is a publicly traded corporation. The Central Index Key number is: ____

☑ This publicly traded corporation is not required to have a Central Index Key number.

NRS 76.020 Exemption Codes
001 - Governmental Entity
005 - Motion Picture Company
006 - NRS 680B.020 Insurance Co.

ANNUAL LIST FILING FEE: $175.00 LATE PENALTY: $75.00 | BUSINESS LICENSE FEE: $200.00 LATE PENALTY: $100.00

NAME / ADDRESS	TITLE(S)	CITY	ST	ZIP
DEXTER MORRIS, PO BOX 1246	PRESIDENT (OR EQUIVALENT OF)	BROOKSHIRE	TX	77423
DEXTER MORRIS, P O BOX 1246	SECRETARY (OR EQUIVALENT OF)	BROOKSHIRE	TX	77423
DEXTER MORRIS, P O BOX 1246	TREASURER (OR EQUIVALENT OF)	BROOKSHIRE	TX	77423
JOHN MARING, 1609 N.W. GREGORY	DIRECTOR	VANCOUVER	WA	98665

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of sections 6 to 19 of AB 146 of the 2009 session of the Nevada Legislature and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X [signature]
Signature of Officer

Title: Director

Date: 11/28/2012

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND REGISTERED AGENT AND STATE BUSINESS LICENSE APPLICATION OF:

FILE NUMBER

LABWIRE INC — C27478-2004

NAME OF CORPORATION

FOR THE FILING PERIOD OF 10/2011 TO 10/2012

****YOU MAY FILE THIS FORM ONLINE AT www.nvsos.gov****

110101

The entity's duly appointed registered agent in the State of Nevada upon whom process can be served is:

PARACORP INCORPORATED (Commercial Registered Agent)
318 N CARSON ST #208
CARSON CITY, NV 89701 USA

A FORM TO CHANGE REGISTERED AGENT INFORMATION IS FOUND AT: www.nvsos.gov

Filed in the Office of	Business Number C27478-2004
	Filing Number 20110877801-15
Secretary of State	Filed On 12/14/2011
State Of Nevada	Number of Pages 1

(This document was filed electronically.)

ABOVE SPACE IS FOR OFFICE USE ONLY

USE BLACK INK ONLY - DO NOT HIGHLIGHT

☐ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

IMPORTANT: Read instructions before completing and returning this form.

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An **Officer** must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional officers, attach a list of them to this form.
3. Return the complete form with the filing fee. Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State business license fee is $200.00. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. **Ordering Copies:** If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A **copy fee of $2.00 per page** is required for **each additional copy** generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

CHECK ONLY IF APPLICABLE

☐ Pursuant to NRS, this corporation is exempt from the business license fee. Exemption code:

☐ Month and year your State Business License expires: 20

☐ This corporation is a publicly traded corporation. The Central Index Key number is: #C27478-2004

☐ This publicly traded corporation is not required to have a Central Index Key number.

Section 7(2) Exemption Codes
- 001 - Governmental Entity
- 002 - 501(c) Nonprofit Entity
- 003 - Home-based Business
- 004 - Natural Person with 4 or less rental dwelling units
- 005 - Motion Picture Company
- 006 - NRS 680B.020 Insurance Co.

NAME	TITLE(S)	ADDRESS	CITY	STATE	ZIP CODE
DEXTER MORRIS	PRESIDENT (OR EQUIVALENT OF)	PO BOX 1246	BROOKSHIRE	TX	77423
DEXTER MORRIS	SECRETARY (OR EQUIVALENT OF)	P O BOX 1246	BROOKSHIRE	TX	77423
DEXTER MORRIS	TREASURER (OR EQUIVALENT OF)	P O BOX 1246	BROOKSHIRE	TX	77423
JOHN MARING	DIRECTOR	1609 N.W. GREGORY	VANCOUVER	WA	98665

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of sections 6 to 18 of AB 146 of the 2009 session of the Nevada Legislature and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X DEXTER MORRIS

Signature of Officer

Title: CHAIRMAN

Date: 12/14/2011 10:58:52 AM

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND REGISTERED AGENT AND STATE BUSINESS LICENSE APPLICATION OF:

LABWIRE INC	C27478-2004
NAME OF CORPORATION	FILE NUMBER

FOR THE FILING PERIOD OF 2010 TO 2011. DUE BY 10/31/2010
File list with the NEVADA SECRETARY OF STATE

110101

***** YOU MAY FILE THIS FORM ONLINE AT www.nvsos.gov *****

Filed in the Office of	Business Number C27478-2004
[signature]	Filing Number 20100840274-38
Secretary of State	Filed On 11/01/2010
State Of Nevada	Number of Pages 1

The entity's duly appointed agent in the state of NEVADA upon whom process can be served is:

PARACORP INCORPORATED
318 N CARSON ST #208
CARSON CITY NV 89701

ABOVE SPACE IS FOR OFFICE USE ONLY

☐ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

IMPORTANT: Read instructions before completing and returning this form

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An Officer must sign the form. FORM WILL BE RETURNED IF UNSIGNED. USE BLACK INK ONLY - DO NOT HIGHLIGHT
2. If there are additional officers, attach a list of them to this form.
3. Return the complete form with the filing fee. Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State Business License fee is $200.00. Effective 2/1/2010, $100.00 must be added for failure for file form by deadline.
5. Make your check payable to the Secretary of State.
6. Ordering Copies: If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A copy fee of $2.00 per page is required for each additional copy generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

Complete only if applicable

☐ Pursuant to NRS, this entity is exempt from the business license fee. Exemption Code: ______

☐ Month and year your State Business License expires: __ __ / 20__ __

☐ This corporation is a publicly traded corporation. The Central Index Key number is: ____________

☐ This publicly traded corporation is not required to have a Central Index Key number.

Section 7(2) Exemption Codes
001 - Governmental Entity
002 - 501(c) Nonprofit Entity
003 - Home-based Business
005 - Motion Picture Company

ANNUAL LIST FILING FEE: $175.00	BUSINESS LICENSE FEE: $200.00	LATE PENALTY: $100.00

NAME / ADDRESS	TITLE(S) / CITY	ST	ZIP
DEXTER MORRIS	PRESIDENT (OR EQUIVALENT OF)		
PO BOX 1246	Brookshire	TX	77423
DEXTER MORRIS	SECRETARY (OR EQUIVALENT OF)		
PO BOX 1246	Brookshire	TX	77423
DEXTER MORRIS	TREASURER (OR EQUIVALENT OF)		
PO BOX 1246	~~HOUSTON~~ Brookshire	TX	77423
JOHN ~~MARINA~~ John MARing	DIRECTOR		
1609 N.W. GREGORY	VANCOUVER	WA	98665

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of sections 6 to 18 of AB 146 of the 2009 session of the Nevada Legislature and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X [signature]
Signature of Officer

Title: Chairman

Date: 10/28/2010

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND REGISTERED AGENT AND STATE BUSINESS LICENSE APPLICATION OF:

LABWIRE INC
NAME OF CORPORATION

FILE NUMBER
C27478-2004

FOR THE FILING PERIOD OF 10/2009 TO 10/2010

****YOU MAY FILE THIS FORM ONLINE AT www.nvsos.gov*****

110101

The entity's duly appointed registered agent in the State of Nevada upon whom process can be served is:

PARACORP INCORPORATED (Commercial Registered Agent)
318 N CARSON ST #208
CARSON CITY, NV 89701 USA

A FORM TO CHANGE REGISTERED AGENT INFORMATION IS FOUND AT: www.nvsos.gov

Filed in the Office of	Business Number **C27478-2004**
	Filing Number **20100115046-00**
Secretary of State	Filed On **02/24/2010**
State Of Nevada	Number of Pages **1**

(This document was filed electronically.)

ABOVE SPACE IS FOR OFFICE USE ONLY

USE BLACK INK ONLY - DO NOT HIGHLIGHT

☐ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

IMPORTANT: Read instructions before completing and returning this form.

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An **Officer** must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional officers, attach a list of them to this form.
3. Return the complete form with the filing fee. Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State business license fee is $200.00. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. **Ordering Copies:** If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A **copy fee of $2.00 per page** is required for **each additional copy** generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

CHECK ONLY IF APPLICABLE

☐ Pursuant to NRS, this corporation is exempt from the business license fee. Exemption code:

☐ Month and year your State Business License expires: 20

☐ This corporation is a publicly traded corporation. The Central Index Key number is:

☐ This publicly traded corporation is not required to have a Central Index Key number.

Section 7(2) Exemption Codes
001 - Governmental Entity
002 - 501(c) Nonprofit Entity
003 - Home-based Business
004 - Natural Person with 4 or less rental dwelling units
005 - Motion Picture Company
006 - NRS 680B.020 Insurance Co.

NAME	TITLE(S)		
DEXTER MORRIS	PRESIDENT (OR EQUIVALENT OF)		
ADDRESS	CITY	STATE	ZIP CODE
14133 MEMORIAL DR #1	HOUSTON	TX	77079
NAME	TITLE(S)		
DEXTER MORRIS	SECRETARY (OR EQUIVALENT OF)		
ADDRESS	CITY	STATE	ZIP CODE
14133 MEMORIAL DR #1	HOUSTON	TX	77079
NAME	TITLE(S)		
DEXTER MORRIS	TREASURER (OR EQUIVALENT OF)		
ADDRESS	CITY	STATE	ZIP CODE
14133 MEMORIAL DR #1	HOUSTON	TX	77079
NAME	TITLE(S)		
JOHN MARINA	DIRECTOR		
ADDRESS	CITY	STATE	ZIP CODE
1609 N.W. GREGORY	VANCOUVER	WA	98665

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of sections 6 to 18 of AB 146 of the 2009 session of the Nevada Legislature and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X DEXTER MORRIS
Signature of Officer

Title: PRESIDENT

Date: 2/24/2010 9:31:41 AM

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Filed in the Office of	Business Number C27478-2004
[signature]	Filing Number 20080623045-10
Secretary of State	Filed On 09/19/2008
State Of Nevada	Number of Pages 2

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Labwire, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Article 3 is amended and restated in its entirety as follows:

"SHARES: (Total shares authorized to issue): This Corporation is authorized to issue one class of stock to be designated as "Common Stock". The total number of shares of Common Stock which this Corporation is authorized to issue is Two Hundred Million (200,000,000) shares, par value of $0.001 per share."

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 85.7%

4. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X [signature] CEO

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

CERTIFICATE OF AMENDMENT
TO
ARTICLES OF INCORPORATION
OF
LABWIRE, INC.,

a Nevada corporation

Pursuant to Chapter 78 of the Nevada Revised Statutes of the State of Nevada, the undersigned, Dexter Morris, President and Chief Executive Officer of Labwire, Inc., a corporation organized and existing under and by virtue of the laws of the State of Nevada, DOES HEREBY CERTIFY,

FIRST: The name of the Corporation is Labwire, Inc. (hereinafter the *"Corporation"*).

SECOND: Pursuant to Section 78.390 of the Nevada Revised Statutes, the Board of Directors of the Corporation has duly adopted a resolution proposing and declaring advisable the amendment to the Articles of Incorporation of the Corporation, as amended, set forth in this Certificate of Amendment as follows:

RESOLVED, that Article 3 is amended and restated in its entirety as follows:

"SHARES: (Total shares authorized to issue): This Corporation is authorized to issue two classes of stock to be designated as "Common Stock". The total number of shares of Common Stock which this Corporation is authorized to issue is Two Hundred Million (200,000,000) shares, par value $0.001 per share."

THIRD: Pursuant to 78.390 of the Nevada Revised Statutes, the Board of Directors has directed that the proposed Certificate of Amendment be considered by the stockholders at a special meeting of the stockholders entitled to vote on the amendment and a written consent of such action has been signed and delivered by stockholders holding at least a majority of the voting power for approval of such amendment.

FOURTH: Pursuant to Section 78.390 of the Nevada Revised Statutes, the vote by which the stockholders holding shares in the Corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the Articles of Incorporation have voted in favor of the Amendment is 85.7%.

FIFTH: This amendment shall be effective on the date this Certificate of Amendment is filed and accepted by the Secretary of State of the State of Nevada.

IN WITNESS WHEREOF, the undersigned, being the President and Chief Executive Officer of the Corporation, for purposes of amending its Articles of Incorporation pursuant to the Nevada Revised Statutes, acknowledges that it is his act and deed and that the facts stated herein are true, and has signed this instrument this 16th day of September, 2008.

LABWIRE, INC.

By: [signature]

Name: Dexter Morris

Title: President & Chief Executive Officer

(PROFIT) ANNUAL LIST OF OFFICER, DIRECTORS AND REGISTERED AGENT OF

LABWIRE INC — NAME OF ENTITY

C27478-2004 — FILE NUMBER

FOR THE FILING PERIOD OF 2008 TO 2009. DUE BY 10/31/2008
File list with the NEVADA SECRETARY OF STATE

YOU MAY NOW FILE YOUR ANNUAL LIST ONLINE AT
www.nvsos.gov

C27478-2004

Filed in the Office of	Business Number C27478-2004
[signature]	Filing Number 20080585870-83
Secretary of State	Filed On 08/29/2008
State Of Nevada	Number of Pages 1

The entity's duly appointed agent in the state of NEVADA upon whom process can be served is:

PARACORP INCORPORATED
318 N CARSON ST #208
CARSON CITY NV 89701

FILING FEE:	$175.00

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

☐ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

IMPORTANT: Read instructions before completing and returning this form

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An Officer must sign the form. FORM WILL BE RETURNED IF UNSIGNED.
2. If there are additional officers, attach a list of them to this form.
3. Return the complete form with the filing fee. Fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. Make your check payable to the Secretary of State. Your canceled check will constitute a certificate to transact business.
5. Ordering Copies: If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A copy fee of $2.00 per page is required for each additional copy generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
6. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
7. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties.

CHECK ONLY IF APPLICABLE

☐ This corporation is a publicly traded corporation. The Central Index Key number is: ______

☐ This publicly traded corporation is not required to have a Central Index Key number.

NAME / ADDRESS	TITLE(S) / CITY	ST	ZIP
DEXTER MORRIS	PRESIDENT (OR EQUIVALENT OF)		
14133 MEMORIAL DR #1	HOUSTON	TX	77079
DEXTER MORRIS	SECRETARY (OR EQUIVALENT OF)		
14133 MEMORIAL DR #1	HOUSTON	TX	77079
DEXTER MORRIS	TREASURER (OR EQUIVALENT OF)		
14133 MEMORIAL DR #1	HOUSTON	TX	77079
JOHN MARINA	DIRECTOR		
1609 N.W. GREGORY	VANCOUVER	WA	98665

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS 360.780 and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X [signature] — Signature of Officer

CEO — Title

8/10/08 — Date

ANNUAL LIST OF OFFICERS, DIRECTORS AND AGENTS OF:

LABWIRE INC

FOR THE PERIOD OCT 2007 TO 2008. DUE BY OCT 31, 2007.

The Corporation's duly appointed resident agent in the State of Nevada upon whom process can be served is:

Filed in the Office of	Business Number C27478-2004
(signature)	Filing Number 20070756551-38
Secretary of State	Filed On 10/30/2007
State Of Nevada	Number of Pages 1

PARACORP INCORPORATED
318 N CARSON ST STE 208
CARSON CITY NV 89701

** PLEASE NOTE: YOU MAY NOW FILE YOUR ANNUAL LIST ONLINE AT WWW.SECRETARYOFSTATE.BIZ **

FILING FEE: $175

☐ IF THE ABOVE INFORMATION IS INCORRECT, PLEASE CHECK THIS BOX AND A CHANGE OF RESIDENT AGENT/ADDRESS FORM WILL BE SENT.

THE ABOVE SPACE IS FOR OFFICE USE ONLY

PLEASE READ INSTRUCTIONS BEFORE COMPLETING AND RETURNING THIS FORM.

1. Include the names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. Last year's information may have been preprinted. If you need to make changes, cross out the incorrect information and insert the new information above it. An officer must sign the form. FORM WILL BE RETURNED IF UNSIGNED.
2. If there are additional directors, attach a list of them to this form.
3. Return the completed form with the filing fee shown above. A $75 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. Make your check payable to the Secretary of State. To receive a certified copy, enclose an additional $30.00 and appropriate instructions.
5. Return the completed form to: Secretary of State, 202 N. Carson St., Carson City, NV 89701-4201. (775) 684-5708.
6. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties.

FILING FEE - AS SHOWN ABOVE PENALTY: $75.00

Check all that apply:

☐ This corporation is a publicly-traded corporation. If so, Central Index Key number is: [redacted]

☒ This publicly-traded corporation is not required to have a Central Index Key number.

NAME	TITLE(S)			
DEXTER MORRIS	PRESIDENT (OR EQUIVALENT OF)			
P.O. BOX / ADDRESS	CITY	ST.	ZIP	
14133 MEMORIAL DR #1	HOUSTON	TX	77079	
DEXTER MORRIS	SECRETARY (OR EQUIVALENT OF)			
14133 MEMORIAL DR #1	HOUSTON	TX	77079	
DEXTER MORRIS	TREASURER (OR EQUIVALENT OF)			
14133 MEMORIAL DR #1	HOUSTON	TX	77079	
JOHN MARINA	DIRECTOR			
1609 N.W. GREGORY	VANCOUVER	WA	77079	

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS 360.780 and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X Signature of Officer (signature)

Date 10/29/2007

OIC35AR (Rev 02/07)

ANNUAL LIST OF OFFICERS, DIRECTORS AND AGENTS OF:

LABWIRE INC
FOR THE PERIOD OCT 2006 TO 2007. DUE BY OCT 31, 2006.

C27478-2004

The Corporation's duly appointed resident agent in the State of Nevada upon whom process can be served is:

Filed in the Office of	Business Number C27478-2004
Dean Heller (signature)	Filing Number 20060531759-58
Secretary of State	Filed On 08/17/2006
State Of Nevada	Number of Pages 1

PARACORP INCORPORATED
318 NO. CARSON ST. STE.#208
CARSON CITY NV 89701

** PLEASE NOTE: YOU MAY NOW FILE YOUR ANNUAL LIST ONLINE AT WWW.SECRETARYOFSTATE.BIZ **

FILING FEE: $175

☐ IF THE ABOVE INFORMATION IS INCORRECT, PLEASE CHECK THIS BOX AND A CHANGE OF RESIDENT AGENT/ADDRESS FORM WILL BE SENT.

THE ABOVE SPACE IS FOR OFFICE USE ONLY

PLEASE READ INSTRUCTIONS BEFORE COMPLETING AND RETURNING THIS FORM.

1. Include the names and addresses, either residence or business, for all officers and directors. A **President, Secretary, Treasurer, or equivalent of and all Directors** must be named. There must be at least one director. Last year's information may have been preprinted. If you need to make changes, cross out the incorrect information and insert the new information above it. An officer must sign the form. **FORM WILL BE RETURNED IF UNSIGNED.**
2. If there are additional directors, attach a list of them to this form.
3. Return the completed form with the filing fee shown above. A $75 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. Make your check payable to the **Secretary of State**. To receive a certified copy, enclose an additional $30.00 and appropriate instructions.
5. Return the completed form to: Secretary of State, 202 N. Carson St., Carson City, NV 89701-4201. (775) 684-5708.
6. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties.

FILING FEE - AS SHOWN ABOVE PENALTY: $75.00

Check all that apply:

☑ This corporation is a publicly-traded corporation. If so, Central Index Key number is: 50545W106

☐ This publicly-traded corporation is not required to have a Central Index Key number.

NAME	TITLE(S)	P.O. BOX	ADDRESS	CITY	ST.	ZIP
DEXTER MORRIS	PRESIDENT (OR EQUIVALENT OF)		14133 MEMORIAL DR #1	HOUSTON	TX	77079
DEXTER MORRIS	SECRETARY (OR EQUIVALENT OF)		14133 MEMORIAL DR #1	HOUSTON	TX	77079
DEXTER MORRIS	TREASURER (OR EQUIVALENT OF)		14133 MEMORIAL DR #1	HOUSTON	TX	77079
John Maring ~~JOHN MARINA~~	DIRECTOR		1609 N.W. GREGORY	VANCOUVER	WA	98665

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS 360.780 and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X Signature of Officer: Dexter Morris (signature)

Date: 8/8/06

D1CSSAS (Rev 01/05)

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND RESIDENT AGENT OF

Labwire Inc
(Name of Corporation)

FILE NUMBER
C27478-2004

FOR THE FILING PERIOD OF 10/2005 TO 10/2006

The corporation's duly appointed resident agent in the State of Nevada upon whom process can be served is:

PARACORP INCORPORATED
318 NORTH CARSON STREET #208
CARSON CITY, NV 89701

A FORM TO CHANGE RESIDENT AGENT INFORMATION CAN BE FOUND ON OUR WEBSITE: secretaryofstate.biz

Filed in the Office of Dean Heller Secretary of State State Of Nevada	Business Number C27478-2004
	Filing Number 20050647918-12
	Filed On 12/28/2005
	Number of Pages 1

Important: Read instructions before completing and returning this form.

THE ABOVE SPACE IS FOR OFFICE USE ONLY

☐ **Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to resident agent.)**

1. Print or type names and addresses either residence or business, for all officers and directors. A **President, Secretary, Treasurer**, or equivalent of and all **Directors** and all directors must be named. Have an **Officer** sign the form. FORM *WILL BE RETURNED IF UNSIGNED*
2. If there are additional directors attach a list of them to this form.
3. Return the completed form with the filing fee. Fee is based upon the current total authorized stock as explained on the Annual List Fee Schedule for Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. Make your check payable to the Secretary of State. Your canceled check will constitute a certificate to transact business.
5. Ordering Copies: If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A copy fee of $2.00 per page is required for each additional copy generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
6. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, NV 89701-4201, (775) 684-5708.
7. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties.

CHECK ONLY IF APPLICABLE

☐ This corporation is a publicly traded corporation. The Central Index Key number is:

☐ This publicly traded corporation is not required to have a Central Index Key number.

NAME	TITLE(S)		
Dexter Morris	PRESIDENT (OR EQUIVALENT OF)		
ADDRESS	CITY	ST	ZIP
14133 Memorial Dr Ste 1	Houston	TX	77079
NAME	TITLE(S)		
Dexter Morris	SECRETARY (OR EQUIVALENT OF)		
ADDRESS	CITY	ST	ZIP
14133 Memorial Dr Ste 1	Houston	TX	77079
NAME	TITLE(S)		
Dexter Morris	TREASURER (OR EQUIVALENT OF)		
ADDRESS	CITY	ST	ZIP
14133 Memorial Dr Ste 1	Houston	TX	77079
NAME	TITLE(S)		
John Maring	DIRECTOR		
ADDRESS	CITY	ST	ZIP
1609 NW Gregory	Vancouver	WA	98665

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS 360.780 and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X Signature of Officer [signature] Title President Date 12/21/05

Nevada Secretary of State Form ANNUAL LIST-PROFIT 2003
Revised on: 09/27/05

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND RESIDENT AGENT OF

LABWIRE INC.

(Name of Corporation)

Amended

FILE NUMBER
C 27478-04

FOR THE FILING PERIOD OF 1/2005 TO 10/2005

Filed in the Office of	Business Number C27478-2004
[signature]	Filing Number 20050018135-15
Secretary of State	Filed On 03/01/2005
State Of Nevada	Number of Pages 1

The corporation's duly appointed resident agent in the State of Nevada upon whom process can be served is:

PARACORP INCORPORATED
318 NORTH CARSON STREET #208
CARSON CITY, NV 89701

☐ CHECK BOX IF YOU REQUIRE A FORM TO UPDATE YOUR RESIDENT AGENT INFORMATION

Important: Read instructions before completing and returning this form.

THE ABOVE SPACE IS FOR OFFICE USE ONLY

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. Have an officer sign the form. FORM WILL BE RETURNED IF UNSIGNED.
2. If there are additional directors attach a list of them to this form.
3. Return the completed form with the filing fee. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. Make your check payable to the Secretary of State. Your cancelled check will constitute a certificate to transact business per NRS 78.155. To receive a certified copy, enclose an additional $30.00 and appropriate instructions.
5. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, NV 89701-4201, (775) 684-5708.
6. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties.

CHECK ONLY IF APPLICABLE

☐ This corporation is a publicly traded corporation. The Central Index Key number is:

☐ This publicly traded corporation is not required to have a Central Index Key number.

NAME	TITLE(S)		
Dexter Morris	PRESIDENT (OR EQUIVALENT OF)		
ADDRESS	CITY	ST	ZIP
14133 Memorial Dr. #1	Houston	TX	77079
NAME	TITLE(S)		
Dexter Morris	SECRETARY (OR EQUIVALENT OF)		
ADDRESS	CITY	ST	ZIP
14133 Memorial Dr. #1	Houston	Texas	77079
NAME	TITLE(S)		
Dexter Morris	TREASURER (OR EQUIVALENT OF)		
ADDRESS	CITY	ST	ZIP
14133 Memorial DR #1	Houston	Texas	77079
NAME	TITLE(S)		
John Maring	DIRECTOR		
ADDRESS	CITY	ST	ZIP
1609 N.W. Gregory	Vancouver	WA.	98665

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS 360.780 and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X Signature of Officer: [signature] Title: President Date: 1-28-2005

FRANCISCO V. AGUILAR
Secretary of State

GABRIEL DI CHIARA
Chief Deputy

STATE OF NEVADA

OFFICE OF THE
SECRETARY OF STATE

Commercial Recordings Division
202 N. Carson Street
Carson City, NV 89701
Telephone (775) 684-5708
Fax (775) 684-7138

North Las Vegas City Hall
2250 Las Vegas Blvd North, Suite 400
North Las Vegas, NV 89030
Telephone (702) 486-2880
Fax (702) 486-2888

Copy Request Exception List

Copy Request Filing Date: 04/04/2023
Work Order Item Number: W2023040401330
Copy Request Number: 2818176

Online images for the following document numbers were unavailable and are not included with this request. Copies of these documents will be delivered at a later date under a separate cover. We apologize for any inconvenience.

Filing Date/Time	Filing Number	Transaction Type	Doc ID	Expected Number of Pages	Number Of Pages Found
10/31/2022	20222729173	Annual List	28927790	2	0
10/28/2021	20211854774	Annual List	25323797	2	0
05/24/2021	20211479222	Certificate of Amendment by Custodian	23869064	6	0
01/13/2015	20150014058-06	Resignation of Registered Agent	12130231	4	0
12/14/2006	20060801896-40	Registered Agent Address Change	7900160	1	0
11/29/2004	C27478-2004-002	Initial List	6601101	1	0
10/08/2004	C27478-2004-001	Articles of Incorporation	15722757	3	0